UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2012

STAG INDUSTRIAL, INC.

(Exact name of registrant specified in its charter)

Maryland	1-34907	27-3099608
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

99 High Street, 28th Floor

Boston, Massachusetts 02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                                    OTHER EVENTS

In connection with its filing on or about the date hereof of a Registration Statement on Form S-3, STAG Industrial, Inc. (the “Company”) is filing this Current Report on Form 8-K to present certain additional disclosures to be incorporated by reference therein, including disclosures relating to:

•                  historical financial statements related to certain of the Company’s completed acquisitions and an acquisition considered probable for purposes of Regulation S-X; and

•                  unaudited pro forma financial information regarding the Company’s completed acquisitions and such probable acquisition.

There is no assurance that the Company will acquire the property considered a probable acquisition for purposes of Regulation S-X because the proposed acquisition is subject to a variety of factors, including the satisfaction of customary closing conditions.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS

In addition to the financial statements listed below, the Company incorporates by reference the following reports, financial statements and notes from the Company’s Amendment No. 1 to the Registration Statement on Form S-11 (No. 333-177131) filed with the Securities and Exchange Commission on October 26, 2011:

•                  STAG Contribution Group

•                  Report of Independent Auditors

•                  Combined Statements of Revenue and Certain Expenses for the period from January 1, 2011 to April 19, 2011 (unaudited) and the years ended December 31, 2010 and 2009 and the periods from July 28, 2008 to December 31, 2008 and January 1, 2008 to July 27, 2008

•                  Notes to Combined Statements of Revenue and Certain Expenses

•                  Mooresville Property

•                  Report of Independent Auditors

•                  Statements of Revenue and Certain Expenses for the period from January 1, 2011 to February 28, 2011 (unaudited) and the year ended December 31, 2010

•                  Notes to Statement of Revenue and Certain Expenses

•                  Cleveland Property

•                  Report of Independent Auditors

•                  Statements of Revenue and Certain Expenses for the period from January 1, 2011 to April 5, 2011 (unaudited) and the year ended December 31, 2010

•                  Notes to Statement of Revenue and Certain Expenses

•                  Lansing Property

•                  Report of Independent Auditors

•                  Statements of Revenue and Certain Expenses for the period from January 1, 2011 to May 25, 2011 (unaudited) and the year ended December 31, 2010

•                  Notes to Statement of Revenue and Certain Expenses

•                  Gresham Property

•                  Report of Independent Auditors

•                  Statements of Revenue and Certain Expenses for the six months ended June 30, 2011 (unaudited) and the year ended December 31, 2010

•                  Notes to Statement of Revenue and Certain Expenses

•                  Hazelwood Property

•                  Report of Independent Auditors

•                  Statements of Revenue and Certain Expenses for the six months ended June 30, 2011 (unaudited) and the year ended December 31, 2010

•                  Notes to Statement of Revenue and Certain Expenses

•                  Louisville Property

•                  Report of Independent Auditors

•                  Statements of Revenue and Certain Expenses for the six months ended June 30, 2011 (unaudited) and the year ended December 31, 2010

•                  Notes to Statement of Revenue and Certain Expenses

No other part or section of the Company’s Amendment No. 1 to the Registration Statement on Form S-11 (No. 333-177131) is incorporated by reference into this Current Report on Form 8-K.

(a)                                  Financial Statements Under Rule 3-14 of Regulation S-X

North Jackson Property
Report of Independent Auditors	4
Statements of Revenues and Certain Expenses for the period from January 1, 2011 to December 13, 2011 (unaudited) and the year ended December 31, 2010	5
Notes to Statements of Revenue and Certain Expenses	6
Rogers Property
Report of Independent Auditors	8
Statements of Revenues and Certain Expenses for the period from January 1, 2011 to December 21, 2011 (unaudited) and the year ended December 31, 2010	9
Notes to Statements of Revenue and Certain Expenses	10
South Bend Property
Report of Independent Auditors	12
Statements of Revenues and Certain Expenses for the period from January 1, 2012 to March 7, 2012 (unaudited) and the year ended December 31, 2011	13
Notes to Statements of Revenue and Certain Expenses	14
Spartanburg Property
Report of Independent Auditors	16
Statements of Revenues and Certain Expenses for the three months ended March 31, 2012 (unaudited) and the year ended December 31, 2011	17
Notes to Statements of Revenue and Certain Expenses	18
Reading Property
Report of Independent Auditors	20
Statements of Revenues and Certain Expenses for the three months ended March 31, 2012 (unaudited) and the year ended December 31, 2011	21
Notes to Statements of Revenue and Certain Expenses	22

(b)                                  Unaudited Pro Forma Condensed Consolidated Financial Information

STAG Industrial, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2012	26
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2012	27
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011	28
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	29

(d)                                  Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP

Report of Independent Auditors

To STAG Industrial, Inc.:

We have audited the accompanying statement of revenue and certain expenses (the “Statement”) of the North Jackson Property (the “Property”) for the year ended December 31, 2010. This Statement is the responsibility of management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of STAG Industrial, Inc.), as described in note 2 and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 2, of the Property for the year ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
May 9, 2012

North Jackson Property

Statements of Revenue and Certain Expenses

(dollars in thousands)

	Period from January 1, 2011 to December 13, 2011	Year Ended December 31, 2010
	(unaudited)
Revenue
Rental revenue	$1,259	$1,326
Total revenue	1,259	1,326

Certain expenses
Certain expenses	—	—
Revenue in excess of certain expenses	$1,259	$1,326

The accompanying notes are an integral part to the statements of revenue and certain expenses.

North Jackson Property

Notes to Statements of Revenue and Certain Expenses

(dollars in thousands)

(1)                                 Organization

The North Jackson Property (the “Property”) is a single tenant industrial property located in North Jackson, OH. The accompanying statements of revenue and certain expenses (“Statements”) relate to the operations of the Property.

Prior to December 14, 2011, the Property was owned by an unaffiliated third party of STAG Industrial, Inc. On December 14, 2011, the Property was acquired by STAG North Jackson, LLC, a single member limited liability company wholly owned by STAG Industrial Operating Partnership, L.P., an entity consolidated by STAG Industrial Inc.

(2)                                 Significant Accounting Policies

(a)                                 Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, is not representative of the actual results of operations of the Property, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Property:

•                  Depreciation and amortization

•                  Interest income and expense

•                  Amortization of above and below market leases

•                  Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Property.

(b)                                 Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the related leases when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the leases are charged or credited, as applicable, to accrued rental revenue. The impact of the straight-line rent adjustment decreased revenue by approximately $34 for the period from January 1, 2011 to December 13, 2011 (unaudited) and increased revenue by approximately $4 for the year ended December 31, 2010. The tenant makes payments for certain expenses and costs, which have been assumed by the tenant under the terms of their respective lease, and are not reflected in the Statements.

(c)                                  Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

North Jackson Property

Notes to Statements of Revenue and Certain Expenses (Continued)

(dollars in thousands)

(d)                                 Unaudited Interim Statement

The statement of revenue and certain expenses for the period from January 1, 2011 to December 13, 2011 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of normal recurring nature.

(3)                                 Description of Leasing Arrangements

The Property is leased to one tenant under a non-cancelable operating lease which has an expiration date of August 31, 2016.

Future minimum base rentals over the next five years on the non-cancelable operating lease at December 31, 2010 are as follows:

2011	$1,366
2012	1,454
2013	1,454
2014	1,454
2015	1,454

The above future minimum lease payments exclude tenant recoveries, amortization of accrued rental revenue and above/below-market lease intangibles.

(4)                                 Commitments and Contingencies

The Property is subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Property’s revenue and certain operating expenses.

(5)                                 Subsequent Events

Management has evaluated the events and transactions that have occurred through May 9, 2012, the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

Report of Independent Auditors

To STAG Industrial, Inc.:

We have audited the accompanying statement of revenue and certain expenses (the “Statement”) of the Rogers Property (the “Property”) for the year ended December 31, 2010. This Statement is the responsibility of management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of STAG Industrial, Inc.), as described in note 2 and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 2, of the Property for the year ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
May 9, 2012

Rogers Property

Statements of Revenue and Certain Expenses

(dollars in thousands)

	Period from January 1, 2011 to December 21, 2011	Year Ended December 31, 2010
	(unaudited)
Revenue
Rental revenue	$1,194	$1,232
Tenant recoveries	128	144
Total revenue	1,322	1,376

Certain expenses
Property	32	30
Real estate taxes and insurance	138	143
Certain expenses	170	173
Revenue in excess of certain expenses	$1,152	$1,203

The accompanying notes are an integral part to the statements of revenue and certain expenses.

Rogers Property

Notes to Statements of Revenue and Certain Expenses

(dollars in thousands)

(1)                                 Organization

The Rogers Property (the “Property”), is a single tenant industrial property located in Rogers, AR. The accompanying statements of revenue and certain expenses (“Statements”) relate to the operations of the Property.

Prior December 22, 2011, the Property was owned by an unaffiliated third party of STAG Industrial, Inc. On December 22, 2011, the Property was acquired by STAG Rogers 2, LLC, a single member limited liability company wholly owned by STAG Industrial Operating Partnership, L.P., an entity consolidated by STAG Industrial, Inc.

(2)                                 Significant Accounting Policies

(a)                                 Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Property, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Property:

•                  Depreciation and amortization

•                  Interest income and expense

•                  Amortization of above and below market leases

•                  Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Property.

(b)                                 Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the related leases when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the leases are charged or credited, as applicable, to accrued rental revenue. The impact of the straight-line rent adjustment decreased revenue by approximately $31 and $28 for the period from January 1, 2011 to December 21, 2011(unaudited) and for the year ended December 31, 2010, respectively. Tenant recoveries representing additional rents from expense reimbursements for real estate taxes, insurance and other expenses are recognized in the period in which the related expenses are incurred.

(c)                                  Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Rogers Property

Notes to Statements of Revenue and Certain Expenses (Continued)

(dollars in thousands)

                                                (d)                                 Unaudited Interim Statement

The statement of revenue and certain expenses for the period from January 1, 2011 to December 21, 2011 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of normal recurring nature.

 (3)                              Description of Leasing Arrangements

The Property is leased to one tenant under a non-cancelable operating lease which has an expiration date of December 31, 2017.

Future minimum base rentals over the next five years on the non-cancelable operating lease at December 31, 2010 are as follows:

2011	$1,260
2012	1,212
2013	1,212
2014	1,212
2015	1,236

The above future minimum lease payments exclude tenant recoveries, amortization of accrued rental revenue and above/below-market lease intangibles.

(4)                                 Commitments and Contingencies

The Property is subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Property’s revenue and certain operating expenses.

(5)                                 Subsequent Events

Management has evaluated the events and transactions that have occurred through May 9, 2012, the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statement or additional disclosure.

Report of Independent Auditors

To STAG Industrial, Inc.:

We have audited the accompanying statement of revenue and certain expenses (the “Statement”) of the South Bend Property (the “Property”) for the year ended December 31, 2011. This Statement is the responsibility of management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of STAG Industrial, Inc.), as described in note 2 and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 2, of the Property for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
May 9, 2012

South Bend Property

Statements of Revenue and Certain Expenses

(dollars in thousands)

	Period from January 1, 2012 to March 7, 2012	Year Ended December 31, 2011
	(unaudited)
Revenue
Rental revenue	$109	$597
Total revenue	109	597

Certain expenses
Certain expenses	—	—
Revenue in excess of certain expenses	$109	$597

The accompanying notes are an integral part to the statements of revenue and certain expenses.

South Bend Property

Notes to Statements of Revenue and Certain Expenses

(dollars in thousands)

(1)                                 Organization

The South Bend Property (the “Property”) is a single tenant industrial property located in South Bend, IN. The accompanying statements of revenue and certain expenses (“Statements”) relate to the operations of the Property.

Prior to March 8, 2012, the Property was owned by an unaffiliated third party of STAG Industrial, Inc. On March 8, 2012, the Property was acquired by STAG South Bend, LLC, a single member limited liability company wholly owned by STAG Industrial Operating Partnership, L.P., an entity consolidated by STAG Industrial, Inc.

(2)                                 Significant Accounting Policies

(a)                                 Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Property, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Property:

•                  Depreciation and amortization

•                  Interest income and expense

•                  Amortization of above and below market leases

•                  Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Property.

(b)                                 Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the related leases when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the leases are charged or credited, as applicable, to accrued rental revenue. The impact of the straight-line rent adjustment increased revenue by approximately $4 and $9 for the period January 1, 2012 to March 7, 2012 (unaudited) and the year ended December 31, 2011, respectively. The tenant makes payments for certain expenses and costs, which have been assumed by the tenant under the terms of their respective lease, and are not reflected in the Statements.

(c)                                  Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting periods to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(d)                                 Unaudited Interim Statement

The statement of revenue and certain expenses for the period January 1, 2012 to March 7, 2012 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of normal recurring nature.

South Bend Property

Notes to Statements of Revenue and Certain Expenses (Continued)

(dollars in thousands)

(3)                                 Description of Leasing Arrangements

The Property is leased to one tenant under a non-cancelable operating lease which has an expiration date of December 31, 2017.

Future minimum base rentals over the next five years on the non-cancelable operating leases at December 31, 2011 are as follows:

2012	$576
2013	597
2014	652
2015	673
2016	673

The above future minimum lease payments exclude tenant recoveries, amortization of accrued rental revenue and above/below-market lease intangibles.

(4)                                 Commitments and Contingencies

The Property is subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Property’s revenue and certain operating expenses.

(5)                                 Subsequent Events

Management has evaluated the events and transactions that have occurred through May 9, 2012, the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

Report of Independent Auditors

To STAG Industrial, Inc.:

We have audited the accompanying statement of revenue and certain expenses (the “Statement”) of the Spartanburg Property (the “Property”) for the year ended December 31, 2011. This Statement is the responsibility of management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of STAG Industrial, Inc.), as described in note 2 and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 2, of the Property for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
May 9, 2012

Spartanburg Property

Statements of Revenue and Certain Expenses

(dollars in thousands)

	Three Months Ended March 31, 2012	Year Ended December 31, 2011
	(unaudited)
Revenue
Rental revenue	$261	$1,028
Tenant recoveries	10	41
Total revenue	271	1,069

Certain expenses
Property	10	38
Real estate taxes and insurance	48	193
Certain expenses	58	231
Revenue in excess of certain expenses	$213	$838

The accompanying notes are an integral part to the statements of revenue and certain expenses.

Spartanburg Property

Notes to Statements of Revenue and Certain Expenses

(dollars in thousands)

(1)                                 Organization

The Spartanburg Property (the “Property”), consists of four single tenant industrial buildings located in Spartanburg, SC. The accompanying statements of revenue and certain expenses (“Statements”) relate to the operations of the Property.

Prior to April 5, 2012, the Property was owned by an unaffiliated third party of STAG Industrial, Inc. On April 5, 2012, the Property was acquired by STAG Spartanburg, LLC, a single member limited liability company wholly owned by STAG Industrial Operating Partnership, L.P., an entity consolidated by STAG Industrial, Inc.

(2)                                 Significant Accounting Policies

(a)                                 Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Property, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Property:

•                  Depreciation and amortization

•                  Interest income and expense

•                  Amortization of above and below market leases

•                  Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Property.

(b)                                 Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the related leases when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the leases are charged or credited, as applicable, to accrued rental revenue. The impact of the straight-line rent adjustment increased revenue by approximately $5 for the three months ended March 31, 2012 (unaudited) and decreased revenue by approximately $26 for the year ended December 31, 2011. Tenant recoveries representing additional rents from expense reimbursements for real estate taxes are recognized in the period in which the related expenses are incurred.

(c)                                  Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting periods to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Spartanburg Property

Notes to Statements of Revenue and Certain Expenses (Continued)

(dollars in thousands)

(d)                                 Unaudited Interim Statement

                                                The statement of revenue and certain expenses for three months ended March 31, 2012 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of normal recurring nature.

(3)                                 Description of Leasing Arrangements

The Property is leased to one tenant under a non-cancelable operating lease which has an expiration date of September 30, 2015.

Future minimum base rentals over the next five years on the non-cancelable operating lease at December 31, 2011 are as follows:

2012	$1,024
2013	1,030
2014	1,056
2015	807
2016	—

The above future minimum lease payments exclude tenant recoveries, amortization of accrued rental revenue and above/below-market lease intangibles.

(4)                                 Commitments and Contingencies

The Property is subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Property’s revenue and certain operating expenses.

(5)                                 Subsequent Events

Management has evaluated the events and transactions that have occurred through May 9, 2012, the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

Report of Independent Auditors

To STAG Industrial, Inc.:

We have audited the accompanying statement of revenue and certain expenses (the “Statement”) of the Reading Property (the “Property”) for the year ended December 31, 2011. This Statement is the responsibility of management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of STAG Industrial, Inc.), as described in note 2 and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 2, of the Property for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
May 9, 2012

Reading Property

Statements of Revenue and Certain Expenses

(dollars in thousands)

	Three Months Ended March 31, 2012	Year Ended December 31, 2011
	(unaudited)
Revenue
Rental revenue	$394	$1,576
Tenant recoveries	137	545
Total revenue	531	2,121

Certain expenses
Property	56	223
Real estate taxes and insurance	80	317
Certain expenses	136	540
Revenue in excess of certain expenses	$395	$1,581

The accompanying notes are an integral part to the statements of revenue and certain expenses.

Reading Property

Notes to Statements of Revenue and Certain Expenses

(dollars in thousands)

(1)           Organization

The Reading Property (the “Property”) is a multi-tenant industrial property located in Berks County, PA. The accompanying statements of revenue and certain expenses (“Statements”) relate to the operations of the Property.

        For the periods presented in the Statements, the Property was owned by an unaffiliated third party of STAG Industrial, Inc. The acquisition of the Property by STAG Industrial Operating Partnership, L.P., an entity consolidated by STAG Industrial, Inc., is considered probable.

(2)           Significant Accounting Policies

(a)           Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Property, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Property:

•                  Depreciation and amortization

•                  Interest income and expense

•                  Amortization of above and below market leases

•                  Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Property.

(b)           Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the related leases when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the leases are charged or credited, as applicable, to accrued rental revenue. The impact of the straight-line rent adjustment increased revenue by approximately $29 and $136 for the three months ended March 31, 2012 (unaudited) and the year ended December 31, 2011, respectively. Tenant recoveries representing additional rents from expense reimbursements for real estate taxes, insurance and other expenditures are recognized in the period in which the related expenses are incurred.

(c)           Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting periods to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Reading Property

Notes to Statements of Revenue and Certain Expenses (Continued)

(dollars in thousands)

(d)           Unaudited Interim Statement

The statement of revenue and certain expenses for the three months ended March 31, 2012 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of normal recurring nature.

(3)           Description of Leasing Arrangements

The Property is leased to three tenants under non-cancelable operating leases which have expiration dates of March 31, 2016, June 30, 2017, and December 31, 2025, respectively.

Future minimum base rentals over the next five years on the non-cancelable operating leases at December 31, 2011 are as follows:

2012	$1,470
2013	1,500
2014	1,530
2015	1,562
2016	1,416

The above future minimum lease payments exclude tenant recoveries, amortization of accrued rental revenue and above/below-market lease intangibles.

(4)           Commitments and Contingencies

The Property is subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Property’s revenue and certain operating expenses.

(5)           Subsequent Events

Management has evaluated the events and transactions that have occurred through May 9, 2012, the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

STAG Industrial, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements (including notes thereto) of STAG Industrial, Inc. (the “Company”) are qualified in their entirety and should be read in conjunction with the historical financial statements included in elsewhere in this Current Report on Form 8-K.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2012, reflects the financial position of the Company as if the acquisitions described in the notes to the unaudited pro forma condensed consolidated financial statements had been completed on March 31, 2012. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2011 and the three months ended March 31, 2012 are presented as if the acquisitions by the Company had occurred on January 1, 2011.

Such pro forma information is based upon the historical consolidated results of operations of the Company for the year ended December 31, 2011 and the three months ended March 31, 2012, giving effect to the STAG Contribution Group and the following acquisitions:

2011 ACQUISITIONS SUBSEQUENT TO OUR INITIAL PUBLIC OFFERING

STAG Industrial, Inc.

Property Description	Market	# of Buildings	Date Acquired	Square Footage	Acquisition Price
STIR Lansing, LLC	Lansing—East Lansing, MI	1	05/26/11	231,000	$14,104,000
STAG Fort Worth, LP	Dallas—Fort Worth, TX	1	06/30/11	101,500	$3,600,000
STAG Gresham, LLC	Portland, OR	1	07/19/11	420,690	$14,300,000
STAG Hazelwood, LLC	St. Louis, MO—IL	1	07/28/11	305,550	$10,675,000
STAG Norton, LLC	Boston—Worcester—Lawrence, MA—NH—ME—CT	1	08/04/11	200,000	$11,000,000
STAG Conyers, LLC	Atlanta, GA	1	09/02/11	226,256	$6,385,000
STAG Louisville, LLC	Louisville, KY	2	09/22/11	497,820	$14,650,000
STAG Gahanna, LLC	Columbus, OH	1	10/14/11	383,000	$7,710,500
STAG Smithfield, LLC	Raleigh—Durham—Chapel Hill, NC	1	11/17/11	191,450	$8,050,000
STAG North Jackson, LLC	Cleveland—Akron, OH	1	12/14/11	307,315	$12,400,000
STAG Chippewa Falls, LLC	Eau Claire, WI	2	12/15/11	97,400	$4,850,000
STAG Rogers 2, LLC	Fayetteville—Springdale—Rogers, AR	1	12/22/11	400,000	$12,600,000
STAG Georgetown, LLC	Lexington, KY	1	12/29/11	97,500	$3,815,000
Totals		15		3,459,481	$124,139,500

2012 ACQUISITIONS

STAG Industrial, Inc.

Property Description	Market	# of Buildings	Date Acquired	Square Footage	Acquisition Price
STAG East Windsor, LLC	Hartford, CT	1	03/01/12	145,000	$6,000,000
STAG South Bend, LLC	South Bend, IN	1	03/08/12	225,000	$6,730,000
STAG Lansing 2, LLC	Lansing—East Lansing, MI	1	03/21/12	129,325	$6,600,000
STAG Portland, LLC	Portland, ME	1	03/27/12	100,600	$5,760,000
STAG Portland 2, LLC	Nashville, TN	1	03/30/12	414,043	$13,000,000
STAG Spartanburg, LLC	Greenville—Spartanburg—Anderson, SC	4	04/05/12	409,600	$9,000,000
STAG Franklin, LLC	Indianapolis, IN	1	04/17/12	703,496	$17,750,000
Totals		10		2,127,064	$64,840,000

PROBABLE ACQUISITIONS

STAG Industrial, Inc.

Property Description	Market	# of Buildings	Date Acquired	Square Footage	Acquisition Price
STAG Reading, LLC	Harrisburg—Lebanon—Carlisle, PA	1	Probable	394,289	$17,050,000
Totals		1		394,289	$17,050,000

In management’s opinion, all adjustments necessary to reflect the above transactions have been made. The unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the historical financial statements and notes thereto of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission on March 9, 2012 and  the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 filed with the Securities and Exchange Commission on May 9, 2012.

The Company’s “predecessor” for accounting purposes is STAG Predecessor Group, which is not a legal entity, but a collection of the real estate entities that were owned by STAG Investments III, LLC , an entity that contributed STAG Predecessor Group to the Company at the Company’s initial public offering on April 20, 2011. STAG Predecessor Group also was engaged in the business of owning, leasing and operating real estate consisting primarily of industrial properties located throughout the United States. The financial information contained in this report that relates to the time periods on or prior to April 19, 2011 is STAG Predecessor Group’s financial information; the financial information contained in this report for any time period on or after April 20, 2011 is the Company’s financial information.  The Company did not exist before April 20, 2011 and as a result of our formation transactions, our Company is substantially different from STAG Predecessor Group.

The unaudited pro forma condensed consolidated financial statements as of March 31, 2012 and for the year ended December 31, 2011 and the three months ended March 31, 2012 are not necessarily indicative of what our actual financial condition would have been at March 31, 2012 or what our actual results of operations would have been assuming the transactions had occurred as of January 1, 2011, nor do they purport to represent our financial condition or results of operations for future periods.

STAG Industrial, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet

March 31, 2012

(dollars in thousands)

	STAG Industrial Inc.	STAG Industrial Inc. Acquisitions	Company Pro Forma
	(A)	(B)
Assets
Rental property
Land	$74,763	$3,814	$78,577
Buildings	419,468	30,673	450,141
Tenant improvements	26,115	1,942	28,057
Building and land improvements	12,377	—	12,377
Less: accumulated depreciation	(33,792)	—	(33,792)
Total rental property, net	498,931	36,429	535,360

Cash and cash equivalents	18,462	—	18,462
Restricted cash	8,219	—	8,219
Tenants accounts receivable, net	5,710	—	5,710
Prepaid expenses and other assets	1,490	—	1,490
Deferred financing fees, net	2,467	—	2,467
Leasing commissions, net	1,054	—	1,054
Goodwill	4,923	—	4,923
Due from related parties	309	—	309
Deferred leasing intangibles, net	115,640	9,278	124,918
Total assets	$657,205	$45,707	$702,912

Liabilities and equity
Liabilities:
Mortgage notes payable	297,253	—	297,253
Credit facility	40,000	43,800	83,800
Accounts payable, accrued expenses and other liabilities	4,644	—	4,644
Tenant prepaid rent and security deposits	4,298	—	4,298
Dividends payable	7,793	—	7,793
Deferred leasing intangibles, net	1,970	1,907	3,877
Total liabilities	355,958	45,707	401,665

Equity:
Preferred stock	69,000	—	69,000
Common stock	160	—	160
Additional paid-in capital	179,076	—	179,076
Common stock dividends in excess of earnings	(24,485)	—	(24,485)
Total stockholders’ and owner’s deficit	223,751	—	223,751
Noncontrolling interest	77,496	—	77,496
Total equity	301,247	—	301,247
Total liabilities and equity	$657,205	$45,707	$702,912

See accompanying notes to pro forma condensed consolidated financial statements

STAG Industrial, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2012

(dollars in thousands, except per share data)

	STAG Industrial Inc.	STAG Industrial Inc. Acquisitions	Pro Forma Adjustments			Company Pro Forma
	(AA)	(BB)
Revenues
Rental income	$15,645	$1,935	$—			$17,580
Tenant recoveries	2,057	293	—			2,350
Other income	321	—	—			321
Total revenues	18,023	2,228	—			20,251

Expenses
Property	3,230	340	—			3,570
General and administrative	2,998	—	—			2,998
Property acquisition costs	293	—	(293)	(CC)		—
Depreciation and amortization	8,860	725	—			9,585
Other expenses	50	—	—			50
Total expenses	15,431	1,065	(293)			16,203

Other income (expense)
Interest income	4	—				4
Interest expense	(4,172)	(528)	104	(DD)		(4,596)
Gain (loss) on interest rate swaps	215	—	—			215
Total other income (expense)	(3,953)	(528)	104			(4,377)
Net loss	$(1,361)	$635	$397			$(329)
Less: preferred stock dividends	1,553	—	—			1,553
Less: loss attributable to noncontrolling interest	(972)	—	344	(EE)		(628)
Net loss attributable to the common stockholders	$(1,942)	$635	$53			$(1,254)

Loss per share - basic and diluted
Loss per share - basic and diluted	$(0.12)				(FF)	$(0.08)
Weighted average common shares outstanding - basic and diluted	15,824,627					15,824,627

See accompanying notes to pro forma condensed consolidated financial statements

STAG Industrial, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2011

(dollars in thousands, except per share data)

	For the period January 1, 2011 to April 19, 2011			For the period April 20, 2011 to December 31, 2011	For the period January 1, 2011 to December 31, 2011	For the period January 1, 2011 to December 31, 2011
	STAG Predecessor Group	STAG Contribution Group	The Management Company	STAG Industrial Inc.	STAG Industrial Inc. Acquisitions	Pro Forma Adjustments			Company Pro Forma
	(GG)	(HH)	(II)	(AA)	(BB)
Revenues
Rental income	$7,027	$8,008	$—	$39,184	$16,431	$—			$70,650
Tenant recoveries	1,218	730	—	4,747	1,964	—			8,659
Other income	—	—	359	940	—	—			1,299
Total revenues	8,245	8,738	359	44,871	18,395	—			80,608

Expenses
Property	2,075	1,176	—	7,943	2,286	—			13,480
General and administrative	322	—	1,532	8,365	—	667	(JJ)		10,886
Asset Management fees	175	—	—	—	—	—			175
Property acquisition costs	—	—	—	1,088	—	(1,088)	(CC)		—
Depreciation and amortization	2,437	5,584	11	22,733	9,596	—			40,361
Other expenses	—	—	—	294	—	—			294
Total expenses	5,009	6,760	1,543	40,423	11,882	(421)			65,196

Other income (expense)
Interest income	1	—	—	28	—	—			29
Interest expense	(4,053)	(1,921)	(139)	(12,182)	(4,526)	(265)	(KK)		(22,929)
						157	(DD)
Gain (loss) on interest rate swaps	762	375	—	2,179	—	—			3,316
Formation transaction costs	—	—	—	(3,674)	—	3,674	(LL)		—
Offering costs	—	—	—	(78)		78	(MM)		—
Total other income (expense)	(3,290)	(1,546)	(139)	(13,727)	(4,526)	3,644			(19,584)
Net income (loss) from continuing operations	(54)	432	(1,323)	(9,279)	1,987	4,065			(4,172)
Less: preferred stock dividends	—	—	—	1,018	—	—			1,018
Less: loss attributable to noncontrolling interest	—	—	—	(3,396)	—	1,665	(EE)		(1,731)
Net income (loss) attributable to the common stockholders	$(54)	$432	$(1,323)	$(6,901)	$1,987	$2,400			$(3,459)
Income (loss) per share - basic and diluted
Income (loss) per share - basic and diluted				$(0.44)				(FF)	$(0.22)
Weighted average common shares outstanding - basic and diluted				15,630,910					15,630,910

See accompanying notes to pro forma condensed consolidated financial statements

STAG Industrial, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in thousands)

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(A)                               Represents the unaudited consolidated balance sheet of STAG Industrial, Inc. as of March 31, 2012.

(B)                               Reflects the acquisition of six buildings, in three separate transactions,  that have either closed or are considered probable of closing subsequent to March 31, 2012.  These acquisitions were funded and will be funded using proceeds from the Company’s credit facility of $43,800.  The following pro forma adjustments are necessary to reflect the initial allocation of the estimated purchase price of these acquisitions.  The allocation of purchase price shown in the table below is based on the Company’s best estimates and is subject to change based on the final determination of the fair value of assets and liabilities acquired.

Land	$3,814
Building	30,673
Tenant improvements	1,942
Total rental property	36,429
Deferred leasing intangibles - assets, net	9,278
Assets acquired	45,707

Deferred leasing intangibles - liabilities	1,907
Liabilities assumed	1,907
Net acquisition price	$43,800

STAG Industrial, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements (continued)

(dollars in thousands)

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The adjustments to the pro forma condensed consolidated statement of operations for the three months ended March 31, 2012 and for the year ended December 31, 2011 are as follows:

(AA)       Reflects the unaudited historical results of STAG Industrial, Inc. for the three months ended March 31, 2012 (unaudited) and the period April 20, 2011 to December 31, 2011.

(BB)       For the three months ended March 31, 2012, reflects the results of operations for the acquisitions of 11 buildings, in eight separate transactions, that have either closed or are considered probable of closing subsequent to December 31, 2011.  For the year ended December 31, 2011, reflects the results of operations for acquisitions of 26 buildings, in 21 separate transactions, that have either closed or are considered probable of closing subsequent to the Company’s formation transactions and initial public offering.  The table below illustrates the adjustments to revenue and expenses for these acquisitions. Adjustments to revenue represent the impact of the amortization of the net amount of above- and below-market rents and change in straight-line rent recognition as a result of purchase accounting adjustments. Adjustments to depreciation and amortization represent the additional depreciation expense and amortization of intangibles as a result of these purchase accounting adjustments. Depreciation and amortization amounts were determined in accordance with the Company’s policies and are based on management’s evaluation of the estimated useful lives of the properties and intangibles. The amounts allocated to building are depreciated over 40 years. The amounts allocated to lease intangibles are generally amortized over the remaining life of the related leases. Interest expense represents the interest expense of the debt at the current negotiated rates as if acquired on January 1, 2011.

STAG Industrial, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements (continued)

(dollars in thousands)

STAG Industrial, Inc. Acquisitions

	For the Three Months Ended March 31, 2012
	Certain Revenue and Expenses (unaudited)					Pro Forma
	Various (2)	STAG South Bend, LLC (5)	STAG Spartanburg, LLC (6)	STAG Reading, LLC (7)	Adjustments(1)	STAG Industrial Inc. Acquisitions
Revenues
Rental income	$1,107	$109	$261	$394	$64	$1,935
Tenant recoveries	$146	$—	$10	$137	$—	$293
Total revenues	$1,253	$109	$271	$531	$64	$2,228

Expenses
Property	$146	$—	$58	$136	$—	$340
Depreciation and amortization	$—	$—	$—	$—	$725	$725
Interest expense	$315	$34	$62	$117	$—	$528
Total expense	$461	$34	$120	$253	$725	$1,593

	For the Year Ended December 31, 2011
	Certain Revenue and Expenses							Pro Forma
	Various (2)	STAG North Jackson, LLC (3)	STAG Rogers 2, LLC (4)	STAG South Bend, LLC (5)	STAG Spartanburg, LLC (6)	STAG Reading, LLC (7)	Adjustments(1)	STAG Industrial Inc. Acquisitions
	(unaudited)						(unaudited)	(unaudited)
Revenues
Rental income	$11,187	$1,259	$1,194	$597	$1,028	$1,576	$(410)	$16,431
Tenant recoveries	$1,250	$—	$128	$—	$41	$545	$—	$1,964
Total revenues	$12,437	$1,259	$1,322	$597	$1,069	$2,121	$(410)	$18,395

Expenses
Property	$1,345	$—	$170	$—	$231	$540	$—	$2,286
Depreciation and amortization	$—	$—	$—	$—	$—	$—	$9,596	$9,596
Interest expense	$3,185	$443	$—	$184	$247	$467	$—	$4,526
Total expense	$4,530	$443	$170	$184	$478	$1,007	$9,596	$16,408

(1)             The adjustments relate to above/below market lease amortization, straight-line rent adjustments, adding depreciation and amortization and adding interest expense for the related debt.

(2)             Represents pro forma results for properties that were acquired by STAG Industrial, Inc. in 2011 and 2012, excluding the properties presented in the tables. For the year ended December 31, 2011, in addition to the results of operations of other properties, this column includes the results of operations of the Lansing Property, the Gresham Property, the Hazelwood Property and the Louisville Property, for which financial statements have been incorporated by reference in this report.

(3)            On December 14, 2011, the North Jackson Property was acquired by STAG Industrial, Inc.

(4)             On December 22, 2011, the Rogers Property was acquired by STAG Industrial, Inc.

(5)             On March 8, 2012, the South Bend Property was acquired by STAG Industrial, Inc.

(6)             On April 5, 2012, the Spartanburg Property was acquired by STAG Industrial, Inc.

(7)             This property was deemed a probable acquisition by STAG Industrial, Inc.

(CC)                        Reflects the add back of the Company’s property acquisition costs in 2011 and 2012.

(DD)                      Represents adjustment to unused fees for the credit facility in 2011 and 2012.

(EE)                          Reflects the allocation of net income (loss) to the noncontrolling interest for 2011 and 2012.

(FF)                          Pro forma loss per share—basic and diluted are calculated by dividing pro forma consolidated net loss allocable to the Company’s stockholders by the number of weighted average shares of common stock outstanding.

STAG Industrial, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements (continued)

(dollars in thousands)

(GG)        Reflects the historical combined statement of operations of STAG Predecessor Group for the period January 1, 2011 to April 19, 2011. Revenue and expenses to be recognized by the Company related to STAG Predecessor Group’s contributed interests are based on the historical cost basis of the related assets.

(HH)       Reflects the results of operations for the period January 1, 2011 to April 19, 2011 from the contribution of STAG Contribution Group, which includes the acquisitions of STAG GI Investments, LLC and STAG Investments IV, LLC, that occurred upon the formation transactions.  The table below illustrates the adjustments to revenue and expenses for STAG Contribution Group. Adjustments to revenue represent the impact of the amortization of the net amount of above- and below-market rents and change in straight-line rent recognition as a result of purchase accounting adjustments. Adjustments to depreciation and amortization represent the additional depreciation expense and amortization of intangibles as a result of these purchase accounting adjustments. Depreciation and amortization amounts were determined in accordance with the Company’s policies and are based on management’s evaluation of the estimated useful lives of the properties and intangibles. The amounts allocated to building are depreciated over 40 years. The amounts allocated to lease intangibles are generally amortized over the remaining life of the related leases. Interest expense represents the interest expense of the assumed debt at the current negotiated rates.

STAG Contribution Group

	For the Period January 1, 2011 to April 19, 2011
	Certain Revenues and Expenses
	Historical STAG	Mooresville	Cleveland
	Contribution Group	Historical Moorseville (2)	Historical Cleveland (3)	Adjustments (1)	Pro Forma STAG Contribution Group
Revenues
Rental income	$8,612	$180	$128	$(912)	$8,008
Tenant recoveries	719	—	11	—	730

Total revenues	$9,331	$180	$139	$(912)	$8,738

Expenses
Property	$1,165	$—	$11	$—	$1,176
Depreciation and amortization	—	—	—	5,584	5,584
(Gain) loss on interest rate swaps	—	—	—	(375)	(375)
Interest expense	—	—	—	1,921	1,921

Total expense	$1,165	$—	$11	$7,130	$8,306

(1)          The adjustments relate to above/below market lease amortization, straight-line rent adjustments, adding depreciation and amortization, adding interest expense for the related debt and the historical loss from the interest rate swaps.

(2)          On March 1, 2011, the Mooresville Property was acquired by STAG GI Investments, LLC.

(3)          On April 6, 2011, the Cleveland Property was acquired by STAG GI Investments, LLC.

STAG Industrial, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements (continued)

(dollars in thousands)

(II)                                To reflect actual revenue and expenses of the management company as follows:

•                              Annual third party management fee revenue of $359 for the period January 1, 2011 to April 19, 2011 based  on the annual fees to be earned by the Company following the formation transactions from certain contracts to manage industrial properties of STAG Investments II, LLC and certain properties that will continue to be owned by STAG Investments III, LLC, and administrative service agreements with STAG Investments III, LLC and STAG Investments IV, LLC.

•                              Actual general and administrative expenses of $1,532 for the period January 1, 2011 to April 19, 2011.

•                              Actual interest expense of $139 for the period January 1, 2011 to April 19, 2011 on a related party loan, which is to an affiliate of the Company.

(JJ)          The Company would have incurred additional general and administrative expenses as a result of becoming a public company, including but not limited to incremental salaries, board of directors’ fees and expenses, directors’ and officers’ insurance, and incremental audit and tax fees. The Company estimates that these costs would have resulted in incremental general and administrative expenses of approximately $667 for the period January 1, 2011 through April 19, 2011.

(KK)       Reflects the additional amortization of deferred financing costs related to the  secured corporate credit facility and other debt facilities assumed by the Company upon completion of the formation transactions that would have been recorded had formation transactions occurred on January 1, 2011.

(LL)         Reflects the add back of formation transaction costs related to the offering of common stock.

(MM)     Reflects the add back of offering costs related to the offering of Series A Cumulative Redeemable Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Gregory W. Sullivan
Gregory W. Sullivan
Chief Financial Officer, Executive Vice President and Treasurer
Dated: May 9, 2012

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP